    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 1997

                                                       REGISTRATION NO. 333-5978
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------

                           EURAMAX INTERNATIONAL PLC
                         EURAMAX EUROPEAN HOLDINGS PLC
                        EURAMAX EUROPEAN HOLDINGS, B.V.
                            AMERIMAX HOLDINGS, INC.
           (Exact name of registrants as specified in their charter)

       ENGLAND & WALES                                                NONE
       ENGLAND & WALES                                                NONE
       THE NETHERLANDS                                                NONE
           DELAWARE                          3355                  52-1994016
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

                            ------------------------

       11 BROOK BUSINESS CENTER                   CT CORPORATION SYSTEM
           COWLEY MILL ROAD                           1633 BROADWAY
         UXBRIDGE, MIDDLESEX                     NEW YORK, NEW YORK 10019
           ENGLAND, UB82FX                            (212) 664-1666
           44 1895 257 882
  (Address, including Zip Code, and        (Name, Address, including Zip Code,
Telephone Number, including Area Code,                     and
  of Registrant's Principal Business      Telephone Number, including Area Code,
               Office)                            of Agent for Service)

                            ------------------------

                                   COPIES TO:

            LANCE C. BALK                             J. DAVID SMITH
           KIRKLAND & ELLIS                      CHIEF EXECUTIVE OFFICER
         153 EAST 53RD STREET                   EURAMAX INTERNATIONAL PLC
    NEW YORK, NEW YORK 10022-4675                 5535 TRIANGLE PARKWAY
            (212) 446-4800                       NORCROSS, GEORGIA 30092
                                                      (770) 449-7066

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPLANATORY NOTE:



    This Amendment No. 3 to Form S-4 is being filed solely for the purpose of filing a revised Exhibit 5.3. The Registrants are not updating or modifying any other information in the Registration Statement at this time.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Article 14 of the Articles of Association of Euramax International plc provides:

"14.11.1. Subject to the provisions of the Act, but without prejudice to any indemnity to which he may otherwise be entitled, every director, alternate director or secretary of the Company shall be entitled to be indemnified out of the assets of the Company against all costs, charges, losses and liabilities incurred by him in the proper execution of his duties or the proper exercise of his powers, authorities and discretions including, without limitation, a liability incurred defending proceedings (whether civil or criminal) in which judgement is given in his favour or in which he is acquitted, or which are otherwise disposed of without a finding or admission of material breach of duty on his part, or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the Company."

"14.11.2. The directors may exercise all the powers of the Company to purchase and maintain for the benefit of a person who is a director, alternate director, secretary or auditor, or former director, alternate director, secretary or auditor, of the Company or in which the Company has an interest (whether direct or indirect), or who is or was trustee of a retirements benefit scheme or another trust in which a director, alternate director or secretary is or has been interested, indemnifying him against liability for negligence, default, breach of duty or breach of trust or any other liability which may lawfully be insured against by the Company.

Articles 135 and 136 of the Articles of Association of Euramax European Holdings plc provide:

"135. INDEMNITY. Subject to the provisions of the Acts, but without prejudice to any indemnity to which he may otherwise be entitled, every director, alternate director, secretary, auditor, other officer, agent or employee for the time being of the Company shall be entitled to be indemnified out of the assets of the Company against all costs, charges, expenses, losses, damages and liabilities incurred by him in or about the execution of his duties or the exercise of his powers or otherwise in relation to them including (without prejudice to the generality of the foregoing) any liability incurred in defending any proceedings, whether civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company in which judgement is given in his favour or in which he is acquitted, or which are otherwise disposed of without a finding or admission of material breach of duty on his part or in connection with an application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the Company."

"136. INSURANCE. The board may exercise all the powers of the Company to purchase and maintain for any director or officer (including former directors and other officers) insurance against any liability for negligence, default, breach of duty or breach of trust or any other liability which may lawfully be insured against in relation to the affairs of the Company.

Section 310 of the Companies Act, 1985, provides:

    "(1) This section applies to any provision, whether contained in a company's articles or in any contract with the company or otherwise, for exempting any officer of the company or any person (whether as officer or not) employed by the company as auditor from, or indemnifying him against, any liability which by virtue of any rule of law would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the company.

    (2) Except as provided by the following subsection, any such provision is void.

    (3) This section does not prevent a company--

        (a) from purchasing and maintaining for any such officer or auditor insurance against any such liability, or

        (b) from indemnifying any such officer or auditor against any liability incurred by him--

            (i) in defending any proceedings (whether civil or criminal) in which judgment is given in his favour or he is acquitted, or

           (ii) in connection with any application under section 144(3) or (4) (acquisition of shares by innocent nominee) or section 727 (general power to grant relief in case of honest and reasonable conduct) in which relief is granted to him by the court."

Section 727 of the Companies Act, 1985, provides:

    "(1) If in any proceedings for negligence, default, breach of duty or breach of trust against an officer of a company or a person employed by a company as auditor (whether he is or is not an officer of the company) it appears to the court hearing the case that that officer or person is or may be liable in respect of the negligence, default, breach of duty or breach of trust, but that he has acted honestly and reasonably, and that having regard to all the circumstances of the case (including those connected with his appointment) he ought fairly to be excused for the negligence, default, breach of duty or breach of trust, that court may relieve him, either wholly or partly, from his liability on such terms as it thinks fit.

    (2) If any such officer or person as above-mentioned has reason to apprehend that any claim will or might be made against him in respect of any negligence, default, breach of duty or breach of trust, he may apply to the court for relief; and the court on the application has the same power to relieve him as under this section it would have had if it had been a court before which proceedings against that person for negligence, default, breach of duty or breach of trust had been brought.

    (3) Where a case to which subsection (1) applies is being tried by a judge with a jury, the judge, after hearing the evidence, may, if he is satisfied that the defendant or defender ought in pursuance of that subsection to be relieved either in whole or in part from the liability sought to be enforced against him, withdraw the case in whole or in part from the jury and forthwith direct judgment to be entered for the defendant or defender on such terms as to costs or otherwise as the judge may think proper."

To the extent permitted by English law, Euramax European Holdings plc will indemnify and hold harmless each director and each officer or representative of the Company who signs the Registration Statement from and against certain civil liabilities based on information supplied by Euramax European Holdings plc for use herein.

The Articles of Association of Euramax European Holdings B.V. contain no provisions under which any member of its board of management or its officers is indemnified in any manner against any liability which he may incur in his capacity as such. Under the laws of the Netherlands, members of the board may be liable to the company for improper or negligent acts. For example, Article 2:248 of The Netherlands Civil Code provides that members of the board are jointly and severally liable to the estate of a company limited by shares, such as Euramax European Holdings B.V., which suffers an involuntary liquidation when management has manifestly performed its duties improperly and such is an important cause of the involuntary liquidation. The members of the board may be discharged from liability to the company pursuant to Article 11, Section 5 of the Articles of Association of Euramax European Holdings B.V., which provides: "Unconditional confirmation by the general meeting of shareholders of the annual account submitted to it will constitute discharge from liability to the board of management for the management conducted by it during the past financial year." However, under the laws of The Netherlands, such a discharge is not absolute and would not be effective as to third parties. Members of the management board may be held personally liable for improper or negligent managerial acts which affect third parties.

Amerimax Holdings, Inc. is incorporated under the laws of the State of Delaware.
Section 145 of the General Corporation Law of the State of Delaware, INTER ALIA, ("Section 145") provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

The Certificate of Incorporation of Amerimax Holdings, Inc. provides for the indemnification of directors and officers of Amerimax Holdings, Inc. to the fullest extent permitted by the General Corporation Law of the State of Delaware, as it currently exists or may hereafter be amended.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

Amerimax Holdings, Inc. maintains and has in effect insurance policies covering all of its directors and officers against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENTS SCHEDULES

    (a) Exhibits

EXHIBIT NO.                                               DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------------
     *3.1    Articles of Association of Euramax International plc
     *3.2    Memorandum and Articles of Association of Euramax European Holdings plc
     *3.3    Articles of Association of Euramax International B.V.
     *3.4    Articles of Incorporation of Amerimax Holdings, Inc.
     *3.5    Bylaws of Amerimax Holdings, Inc.
     *4.1    Form of 11 1/4% Senior Subordinated Note in global bearer form
     *4.2    Form of 11 1/4% Senior Subordinated Note in definitive registered form
     *4.3    Indenture, dated as of September 25, 1996, by and among Euramax International plc, Euramax European
              Holdings plc, Euramax European Holdings B.V., Amerimax Holdings, Inc. and the Chase Manhattan Bank,
              as Trustee.
     *4.4    Deposit Agreement, dated as of September 25, 1996, by and among Euramax International plc, Euramax
              European Holdings plc, Euramax European Holdings B.V., and The Chase Manhattan Bank, as book-entry depositary
     *4.5    Registration Rights Agreement, dated as of September 25, 1996, by and among Euramax International plc,
              Euramax European Holdings plc, Euramax European Holdings B.V., Amerimax Holdings, Inc. and J.P.
              Morgan Securities Inc. and Goldman Sachs & Co.
     *4.6    Purchase Agreement dated as of September 18, 1996, by and among Euramax International Ltd., Euramax
              European Holdings Ltd., Euramax European Holdings B.V., Amerimax Holdings, Inc. and J.P. Morgan
              Securities Inc. and Goldman Sachs & Co.
     *5.1    Opinion of Dibb Lupton Alsop regarding the legality of the securities being issued
     *5.2    Opinion of Nauta Dutilh regarding the legality of the securities being issued
      5.3    Opinion of Kirkland & Ellis regarding legality of the securities being issued
    *10.1    Purchase Agreement, dated as of June 24, 1996, by and between Euramax International Ltd. and Alumax
              Inc.

    *10.2    Executive Employment Agreement, dated as of September 25, 1996, by and between J. David Smith and
              Euramax International plc
    *10.3    Executive Employment Agreement, dated as of September 25, 1996, by and between Frank T. Geist and
              Euramax International plc
    *10.4    Credit Agreement, dated as of September 25, 1996, by and among Amerimax Fabricated Products, Euramax
              Holdings Limited, Euramax Europe B.V., Euramax Netherlands B.V., as Borrowers; Euramax International
              plc, Amerimax Holdings, Inc., Euramax European Holdings plc, Euramax European Holdings B.V., Euramax
              Europe Limited and certain of their operating subsidiaries, as other Loan Parties; Banque Paribas, as
              Agent, as a Lender and as the Issuer; and the other lenders named therein.
    *10.5    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Holdings, Inc. in favor of
              Banque Paribas, as agent
    *10.6    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Fabricated Products, Inc. in
              favor of Banque Paribas, as agent
    *10.7    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Home Products, Inc. in favor of Banque Paribas, as agent
    *10.8    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Building Products, Inc. in
              favor of Banque Paribas, as agent
    *10.9    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Coated Products, Inc. in
              favor of Banque Paribas, as agent
    *10.10   Domestic Security Agreement, dated as of September 25, 1996, by Johnson Door Products, Inc. in favor of Banque Paribas, as agent
    *10.11   Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Specialty Products, Inc. in
              favor of Banque Paribas, as agent
    *10.12   Domestic Subsidiary Guaranty, dated as of September 25, 1996, by each of Amerimax Home Products, Inc.,
              Amerimax Specialty Products, Inc., Amerimax Building Products, Inc., Amerimax Coated Products and
              Johnson Door Products, Inc. in favor of the Guarantied Parties referred to therein
    *10.13   U.S. Holdings Guaranty, dated as of September 25, 1996, by Amerimax Holdings, Inc. in favor of the
              Guaranteed Parties referred to therein
    *10.14   U.S. Holdings Pledge Agreement, dated as of September 25, 1996, by Amerimax Holdings, Inc., to Banque
              Paribas, as Agent
    *10.15   U.S. Operating Co. Guaranty, dated as of September 25, 1996, by Amerimax Fabricated Products, Inc. in
              favor of the Guarantied Parties referred to therein
    *10.16   U.S. Operating Co. Pledge Agreement dated as of September 25, 1996, by Amerimax Fabricated Products,
              Inc. to Banque Paribas, as Agent
    *10.17   Euramax Assignment Agreement, dated as of September 25, 1996, by Euramax International plc in favor of
              Banque Paribas, as Agent
    *10.18   Euramax Pledge Agreement, dated as of September 25, 1996, by Euramax International plc to Banque
              Paribas, as Agent
    *10.19   Building Products Pledge Agreement, dated as of September 25, 1996, by Amerimax Building Products,
              Inc. to Banque Paribas, as Agent
    *10.20   Dutch Holdings Guaranty, dated as of September 25, 1996, by Euramax European Holdings B.V. in favor of the Guarantied Parties referred to therein
    *10.21   Dutch Company Guaranty, dated as of September 25, 1996, by Euramax Netherlands B.V., in favor of the
              Guarantied Parties referred to therein
    *10.22   Dutch Operating Co. Guaranty, dated as of September 25, 1996, by Euramax Europe B.V., in favor of the
              Guarantied Parties referred to therein
    *10.23   Dutch Subsidiary Guaranty, dated as of September 25, 1996, by Euramax Coated Products B.V., in favor of the Guarantied Parties referred to therein
    *12.1    Statement regarding computation of ratio of earnings to fixed charges

    *21.1    Subsidiaries of Euramax International plc, Euramax European Holdings plc, Euramax European Holdings
              B.V. and Amerimax Holdings, Inc.
     23.1    Consent of Coopers & Lybrand, L.L.P.
     23.2    Consent of Coopers & Lybrand, L.L.P.
     23.3    Consent of Dibb Lupton Alsop (included in Exhibit 5.1)
     23.4    Consent of Nauta Dutilh (included in Exhibit 5.2)
     23.5    Consent of Kirkland & Ellis (included in Exhibit 5.3)
    *24.1    Power of Attorney (included on the signature page to this Registration Statement on Form F-4)
    *25.1    Statement of Eligibility of Trustee, dated as of October 28, 1996, by The Chase Manhattan Bank
    *99.1    Letter of Transmittal
    *99.2    Notice of Guaranteed Delivery
    *99.3    Letter to Registered Holders and DTC Participants
    *99.4    Letter to Clients
    *99.5    Instructions to Registered Holder or DTC Participant from Beneficial Holder

------------------------
*   Filed previously

    (b) Financial Statement Schedule

    Report of Independant Accountants                                      S-1

    Schedule II--Euramax International plc--Valuation and Qualifying
    Accounts.    S-2

ITEM 22. UNDERTAKINGS

The undersigned registrants hereby undertake:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no mare than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the registrants undertake that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (5) The registrants undertake that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (6) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430(A) and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or
    (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (7) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (8) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        (9) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, Georgia, on February 7, 1997.


                                          EURAMAX INTERNATIONAL PLC

                                          By:           J. DAVID SMITH
                                          --------------------------------------
                                          Name: J. David Smith
                                          Title: Director


Pursuant to the requirements of the Securities Act, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities indicated as of February 7, 1997.


                      SIGNATURE                                                  TITLE
-----------------------------------------------------  ---------------------------------------------------------

                   J. DAVID SMITH
     ------------------------------------------        Director (Principal Executive, Financial and Accounting
                   J. David Smith                      Officer)

                          *
     ------------------------------------------
                  Richard M. Cashin                    Director

                          *
     ------------------------------------------
               William T. Comfort, Jr.                 Director

                          *
     ------------------------------------------
                  Rolly Van Rappard                    Director

                          *
     ------------------------------------------
                 Joseph M. Silvestri                   Director
     ------------------------------------------
                    Paul E. Drack                      Director

           *By             J. DAVID SMITH
        -------------------------------------
                  Attorney-In-Fact
                   J. David Smith

                                   SIGNATURES


Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, Georgia, on February 7, 1997.


                                          EURAMAX EUROPEAN HOLDINGS PLC

                                          By:           J. DAVID SMITH
                                          --------------------------------------
                                          Name: J. David Smith
                                          Title: Director


Pursuant to the requirements of the Securities Act, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities indicated as of February 7, 1997.


                      SIGNATURE                                                  TITLE
-----------------------------------------------------  ---------------------------------------------------------

                   J. DAVID SMITH
     ------------------------------------------        Director (Principal Executive, Financial and Accounting
                   J. David Smith                      Officer)

                          *
     ------------------------------------------
                  Richard M. Cashin                    Director

                          *
     ------------------------------------------
               William T. Comfort, Jr.                 Director

                          *
     ------------------------------------------
                  Rolly Van Rappard                    Director

                          *
     ------------------------------------------
                 Joseph M. Silvestri                   Director

           *By             J. DAVID SMITH
        -------------------------------------
                  Attorney-In-Fact
                   J. David Smith

                                   SIGNATURES


Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, Georgia, on February 7, 1997.


                                          EURAMAX EUROPEAN HOLDINGS, B.V.

                                          By:           J. DAVID SMITH
                                          --------------------------------------
                                          Name: J. David Smith
                                          Title: Director


Pursuant to the requirements of the Securities Act, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities indicated as of February 7, 1997.


                      SIGNATURE                                                  TITLE
-----------------------------------------------------  ---------------------------------------------------------

                   J. DAVID SMITH
     ------------------------------------------        Director (Principal Executive, Financial and Accounting
                   J. David Smith                      Officer)

                          *
     ------------------------------------------
                  Richard M. Cashin                    Director

                          *
     ------------------------------------------
               William T. Comfort, Jr.                 Director

                          *
     ------------------------------------------
                  Rolly Van Rappard                    Director

                          *
     ------------------------------------------
                 Joseph M. Silvestri                   Director

           *By             J. DAVID SMITH
        -------------------------------------
                  Attorney-In-Fact
                   J. David Smith

                                   SIGNATURES


Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, Georgia, on February 7, 1997.


                                          AMERIMAX HOLDINGS, INC.

                                          By:           J. DAVID SMITH
                                          --------------------------------------
                                          Name: J. David Smith
                                          Title: President


Pursuant to the requirements of the Securities Act, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities indicated as of February 7, 1997.


                      SIGNATURE                                                  TITLE
-----------------------------------------------------  ---------------------------------------------------------

                   J. DAVID SMITH
     ------------------------------------------        President and Director (Principal Executive, Financial
                   J. David Smith                      and Accounting Officer)

                          *
     ------------------------------------------
                  Richard M. Cashin                    Director

                          *
     ------------------------------------------
               William T. Comfort, Jr.                 Director

                          *
     ------------------------------------------
                  Rolly Van Rappard                    Director

                          *
     ------------------------------------------
                 Joseph M. Silvestri                   Director

           *By             J. DAVID SMITH
        -------------------------------------
                  Attorney-In-Fact
                   J. David Smith

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Management of the
Fabricated Division of Alumax, Inc.

In connection with our audits of the combined financial statements of Fabricated Products, a division of Alumax Inc., as of December 31, 1994 and 1995, and for each of the three years in the period ended December 31, 1995, which financial statements are included in the Prospectus, we have also audited the financial statement schedule listed in Item 21(b) herein.

In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.

                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
August 1, 1996

                           EURAMAX INTERNATIONAL PLC
                      FINANCIAL STATEMENT SCHEDULE NO. II
                       VALUATION AND QUALIFYING ACCOUNTS
                          (THOUSANDS OF U.S. DOLLARS)

                        ------------------------------------------------------------------------
                         BALANCE AT    CHARGED TO    CHARGED TO                     BALANCE AT
                         JANUARY 1,     COSTS AND         OTHER    DEDUCTIONS --  DECEMBER 31,
     DESCRIPTION               1994      EXPENSES      ACCOUNTS    CHARGE-OFFS            1994
----------------------  ------------  ------------  -------------  -------------  --------------
Accounts Receivable --
 Allowance for
 Doubtful Accounts       $ (3,254.4)   $ (1,451.4)                   $   765.2      $ (3,940.6)

                        -----------------------------------------------------------------------
                         BALANCE AT    CHARGED TO     CHARGED TO    DEDUCTIONS     BALANCE AT
                         JANUARY 1,     COSTS AND          OTHER            --   DECEMBER 31,
     DESCRIPTION               1995      EXPENSES       ACCOUNTS    CHARGE-OFFS          1995
----------------------  ------------  -------------  -------------  -----------  --------------
Accounts Receivable --
 Allowance for
 Doubtful Accounts       ($ 3,940.6)    ($  388.2)                   $ 1,746.8     ($ 2,582.0)

                           EURAMAX INTERNATIONAL PLC
                         EURAMAX EUROPEAN HOLDINGS PLC
                        EURAMAX EUROPEAN HOLDINGS, B.V.
                            AMERIMAX HOLDINGS, INC.
                                 EXHIBIT INDEX

EXHIBIT NO.                                          DESCRIPTION                                            PAGE NO.
-----------  -------------------------------------------------------------------------------------------  -------------
     *3.1    Articles of Association of Euramax International plc
     *3.2    Memorandum and Articles of Association of Euramax European Holdings plc
     *3.3    Articles of Association of Euramax International B.V.
     *3.4    Articles of Incorporation of Amerimax Holdings, Inc.
     *3.5    Bylaws of Amerimax Holdings, Inc.
     *4.1    Form of 11 1/4% Senior Subordinated Note in global bearer form
     *4.2    Form of 11 1/4% Senior Subordinated Note in definitive registered form
     *4.3    Indenture, dated as of September 25, 1996, by and among Euramax International plc, Euramax
              European Holdings plc, Euramax European Holdings B.V., Amerimax Holdings, Inc. and the
              Chase Manhattan Bank, as Trustee.
     *4.4    Deposit Agreement, dated as of September 25, 1996, by and among Euramax International plc,
              Euramax European Holdings plc, Euramax European Holdings B.V., and The Chase Manhattan
              Bank, as book-entry depositary
     *4.5    Registration Rights Agreement, dated as of September 25, 1996, by and among Euramax
              International plc, Euramax European Holdings plc, Euramax European Holdings B.V., Amerimax
              Holdings, Inc. and J.P. Morgan Securities Inc. and Goldman Sachs & Co.
     *4.6    Purchase Agreement dated as of September 18, 1996, by and among Euramax International Ltd.,
              Euramax European Holdings Ltd., Euramax European Holdings B.V., Amerimax Holdings, Inc.
              and J.P. Morgan Securities Inc. and Goldman Sachs & Co.
     *5.1    Opinion of Dibb Lupton Alsop regarding the legality of the securities being issued
     *5.2    Opinion of Nauta Dutilh regarding the legality of the securities being issued
      5.3    Opinion of Kirkland & Ellis regarding legality of securities being issued
    *10.1    Purchase Agreement, dated as of June 24, 1996, by and between Euramax International Ltd.
              and Alumax Inc.
    *10.2    Executive Employment Agreement, dated as of September 25, 1996, by and between J. David
              Smith and Euramax International plc
    *10.3    Executive Employment Agreement, dated as of September 25, 1996, by and between Frank T.
              Geist and Euramax International plc
    *10.4    Credit Agreement, dated as of September 25, 1996, by and among Amerimax Fabricated
              Products, Euramax Holdings Limited, Euramax Europe B.V., Euramax Netherlands B.V., as
              Borrowers; Euramax International plc, Amerimax Holdings, Inc., Euramax European Holdings
              plc, Euramax European Holdings B.V., Euramax Europe Limited and certain of their operating subsidiaries, as other Loan Parties; Banque Paribas, as Agent, as a Lender and as the
              Issuer; and the other lenders named therein.
    *10.5    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Holdings, Inc. in
              favor of Banque Paribas, as agent
    *10.6    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Fabricated
              Products, Inc. in favor of Banque Paribas, as agent
    *10.7    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Home Products,
              Inc. in favor of Banque Paribas, as agent
    *10.8    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Building Products,
              Inc. in favor of Banque Paribas, as agent

    *10.9    Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Coated Products,
              Inc. in favor of Banque Paribas, as agent
    *10.10   Domestic Security Agreement, dated as of September 25, 1996, by Johnson Door Products, Inc.
              in favor of Banque Paribas, as agent
    *10.11   Domestic Security Agreement, dated as of September 25, 1996, by Amerimax Specialty
              Products, Inc. in favor of Banque Paribas, as agent
    *10.12   Domestic Subsidiary Guaranty, dated as of September 25, 1996, by each of Amerimax Home
              Products, Inc., Amerimax Specialty Products, Inc., Amerimax Building Products, Inc.,
              Amerimax Coated Products and Johnson Door Products, Inc. in favor of the Guarantied
              Parties referred to therein
    *10.13   U.S. Holdings Guaranty, dated as of September 25, 1996, by Amerimax Holdings, Inc. in favor of the Guaranteed Parties referred to therein
    *10.14   U.S. Holdings Pledge Agreement, dated as of September 25, 1996, by Amerimax Holdings, Inc., to Banque Paribas, as Agent
    *10.15   U.S. Operating Co. Guaranty, dated as of September 25, 1996, by Amerimax Fabricated
              Products, Inc. in favor of the Guarantied Parties referred to therein
    *10.16   U.S. Operating Co. Pledge Agreement dated as of September 25, 1996, by Amerimax Fabricated
              Products, Inc. to Banque Paribas, as Agent
    *10.17   Euramax Assignment Agreement, dated as of September 25, 1996, by Euramax International plc in favor of Banque Paribas, as Agent
    *10.18   Euramax Pledge Agreement, dated as of September 25, 1996, by Euramax International plc to
              Banque Paribas, as Agent
    *10.19   Building Products Pledge Agreement, dated as of September 25, 1996, by Amerimax Building
              Products, Inc. to Banque Paribas, as Agent
    *10.20   Dutch Holdings Guaranty, dated as of September 25, 1996, by Euramax European Holdings B.V.
              in favor of the Guarantied Parties referred to therein
    *10.21   Dutch Company Guaranty, dated as of September 25, 1996, by Euramax Netherlands B.V., in
              favor of the Guarantied Parties referred to therein
    *10.22   Dutch Operating Co. Guaranty, dated as of September 25, 1996, by Euramax Europe B.V., in favor of the Guarantied Parties referred to therein
    *10.23   Dutch Subsidiary Guaranty, dated as of September 25, 1996, by Euramax Coated Products B.V.,
              in favor of the Guarantied Parties referred to therein
    *12.1    Statement regarding computation of ratio of earnings to fixed charges
    *21.1    Subsidiaries of Euramax International plc, Euramax European Holdings plc, Euramax European
              Holdings B.V. and Amerimax Holdings, Inc.
     23.1    Consent of Coopers & Lybrand, L.L.P.
     23.2    Consent of Coopers & Lybrand, L.L.P.
     23.3    Consent of Dibb Lupton Alsop (included in Exhibit 5.1)
     23.4    Consent of Nauta Dutilh (included in Exhibit 5.2)
     23.5    Consent of Kirkland & Ellis (included in Exhibit 5.3)
    *24.1    Power of Attorney (included on the signature page to this Registration Statement on Form
              F-4)
    *25.1    Statement of Eligibility of Trustee, dated as of October 28, 1996, by The Chase Manhattan
              Bank
    *99.1    Letter of Transmittal
    *99.2    Notice of Guaranteed Delivery
    *99.3    Letter to Registered Holders and DTC Participants
    *99.4    Letter to Clients
    *99.5    Instructions to Registered Holders and DTC Participants from Beneficial Holder

------------------------
*   Filed previously